EXHIBIT 99.3 CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Asante' Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the fiscal year ended September 28, 2002 as filed with the Securities and Exchange Commission (the "10-K Report") that:

     (1) the 10-K Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 9, 2002                    ASANTE' TECHNOLOGIES, INC.


                                          /s/ WILSON WONG
                                          --------------------------------------
                                          Wilson Wong
                                          President and Chief Executive Officer


                                          /s/ ANTHONY CONTOS
                                          --------------------------------------
                                          Anthony Contos
                                          Chief Financial Officer